Exhibit 10.6


                              SETTLEMENT AGREEMENT

This Settlement Agreement (hereafter "Agreement") is entered into by and between Maya, LLC ("Maya"), Rex H. Lewis and AIDS Research, LLC, on the one hand, and Cytodyn of New Mexico, Inc. ("CNMI"), Allen D. Allen, Corinne E. Allen and CytoDyn, Inc. (collectively hereinafter sometimes referred to as "the CytoDyn Parties"), on the other hand, with respect to the following facts and circumstances:

                                    RECITALS

       A. Maya filed an action in Los Angeles Superior Court entitled Maya v. Cytodyn of New Mexico, Inc., CytoDyn, Inc., Allen D. Allen and Corinne E. Allen and DOES 1-50; Case Number EC041590 (hereinafter "the Glendale Action").

       B. In the Glendale Action, Maya's claims for relief fall into two broad categories. The first category consists of several counts for securities fraud consisting of the following: (1) intentional misrepresentation; (2) negligent misrepresentation; (3) suppression of facts; and (4) violating California Corporations Code section 25401, et seq.

       C. The second category of claims consists of Maya's claims that it asserts derivatively on behalf of Amerimmune, Inc. and Amerimmune
Pharmaceuticals, Inc. and consisting of claims for intentional interference with contractual relations, negligent interference with contractual relations and interference with prospective economic advantage (collectively "Maya's Derivative Claims on Behalf of the Amerimmune Entities").

       D. There is now pending in the Commonwealth of Massachusetts an action entitled CytoDyn, Inc., et al. v. Amerimmune, Inc., et al.; Cause of Action Number 05-0452-C (hereinafter "the Massachusetts Action"). In the Massachusetts Action, CytoDyn, Inc. ("CytoDyn") and Allen D. Allen, the plaintiffs, and Maya, the plaintiff-in-intervention, are asserting competing claims to a cell bank currently being stored by Biovest International, Inc. (the "Cell Bank"). Both CytoDyn and Mr. Allen, on the one hand, and Maya and AIDS Research, LLC, on the other hand, maintain that they are entitled to possession and ownership of the Cell Bank.

       E. CNMI previously submitted an application to the United States Food & Drug Administration ("the FDA") for permission to conduct clinical trials for an Investigational New Drug ("IND"). It is commonly referred to as BB-IND 6845 ("the Old IND"). CytoDyn and Mr. Allen, on the one hand, and Maya and AIDS Research, LLC, on the other hand, have made claims to the Old IND.

       F. CytoDyn, Inc. previously filed an action on or about April 20, 2004 against Amerimmune Pharmaceuticals, Inc. and Amerimmune, Inc. in the Superior Court for the County of Ventura, Case No. SC-039250. CytoDyn, Inc. obtained a default judgment on or about October 4, 2004 (the "Ventura County Default Judgment"). A copy of the Ventura County Default is attached hereto as Exhibit "A." The Ventura County Default Judgment purported to grant CytoDyn, Inc. ownership of certain "Technology," including the Cell Bank and the "Old IND. "

       G. CytoDyn, Inc. recently submitted a new and different application to the FDA seeking its permission to conduct clinical trials for an Investigational New Drug named Cytolin ("the New IND"). CytoDyn is the sponsor for the New IND and possesses the rights associated with and pursuant to the New IND.

       H. It is understood and agreed that this Agreement is made to compromise contested claims and is entered into solely for the purpose of avoiding the expense and inconvenience of further proceedings, and that nothing contained herein shall be interpreted or construed as an admission or acknowledgment by any of the parties hereto of any wrongdoing or fault, of any nature whatsoever, and that any and all such faults or wrongdoings are hereby expressly denied.

       I. It is further understood and agreed that none of the dismissals filed pursuant to this Agreement are on the merits and that they do not reflect on the merits of any of the claims dismissed, but are the result of a settlement for consideration, and such dismissals shall not constitute a "favorable termination" of the claims dismissed for purposes of the torts of malicious prosecution or abuse of process, any claims for which are in any event hereby waived.

       NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS, THE MUTUAL PROMISES CONTAINED HEREIN, AND FOR OTHER VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED AS FOLLOWS:

                                   COVENANTS
                                   ---------

       1.1 Maya will file a notice of settlement with the Court in the Glendale Action forthwith so that all scheduled hearings and the trial will be taken off calendar in order to allow the parties to avoid incurring additional attorneys' fees and costs. In the event the payment due on or before December 31, 2008 is not paid, the trial shall be placed back on the Court's trial calendar.

       1.2 The CytoDyn Parties, for themselves, and for each and all of their parents, subsidiaries, assignees, and successors, and for all others claiming through or under them hereby release their claims, if any, to the following: (1) the cell bank, as described more particularly on Exhibit "B" hereto, and the documentation, electronic files, and batch files stored with Biovest International, Inc. or elsewhere with respect to the cell bank (collectively referred to as the "Cell Bank"); and (2) the Old IND. The CytoDyn Parties also waive the benefits of the Ventura County Default Judgment with respect to the Cell Bank and the Old IND. Upon the exchange of executed copies of this Agreement, the CytoDyn Parties shall also provide to counsel for Maya a signed letter for delivery to the United States Food & Drug Administration confirming their release of their claims to the above-described items to it. Said letter shall be in the form of the letter attached as Exhibit "c" hereto.

       1.3 CytoDyn, Inc. shall pay Maya $50,000.00 on or before January 14, 2008, and $25,000 on or before December 31,2009 by delivering cashier's checks payable to Maya to its counsel, Bruce M. Lorman, Esq. at his office located at 1717 Fourth Street, 3rd Floor, Santa Monica, CA 90401. The $25,000 payment due by December 31, 2009 shall accrue simple interest at a rate of ten (10%) per annum.

       1.4 Upon delivery by CytoDyn, Inc. of the cashier's check in the amount of $50,000 to Mr. Lorman described in Paragraph 1.3 above, Maya and the CytoDyn Parties shall file with the Superior Court in the Glendale Action a stipulation and order for dismissal of Maya's first amended complaint in its entirety with prejudice in the form attached as Exhibit "D" hereto. The Cytodyn Parties and Maya hereby stipulate and agree that judgment shall be entered in the Massachusetts Action in the form attached as Exhibit "E" hereto. Upon the exchange of executed copies of this Agreement, the Cytodyn Parties shall provide to counsel for Maya a fully signed original of Exhibit "E." The stipulation and order in the Glendale Action shall provide, inter alia, that (1) the Court in the Glendale Action shall retain jurisdiction to enforce this Agreement pursuant to California Code of Civil Procedure Section 664.6; and (2) in the event of a failure by CytoDyn to make the second settlement payment described above by the date due (i.e., December 3 1, 2009), the entire unpaid balance of the settlement shall become immediately due and payable and the Court shall upon ex parte application by Maya, vacate the dismissal and enter judgment in favor of Maya, and against the CytoDyn Parties, in the amount of the unpaid balance of the settlement, together with simple interest on said unpaid balance of the settlement at a rate of ten (10%) per annum from December 31, 2008 to the date of entry of judgment.

       1.5 Upon payment of the sum of $50,000 referred to in Section 1.4, except for the obligations created by this Agreement, Maya and AIDS Research, LLC, for themselves and for each and all of their members, shareholders, parents, subsidiaries, assignees, and successors, and for all others claiming through or under them (collectively the "Maya Releasors"), hereby irrevocably and unconditionally remise, release, acquit, absolve and forever discharge the CytoDyn Parties and each of them, and each and all of their past or present predecessors, successors, members, parents, subsidiaries, shareholders, assigns, heirs, executors, administrators, agents, representatives, consultants, directors, officers, attorneys, employees, and insurers (hereinafter collectively "the CytoDyn Party Releasees") of and from any and all manner of actions, causes of action, in law or in equity, debts, contracts, charges, complaints, claims, suits, damages, obligations, promises, agreements, controversies, losses, costs, judgments, or expenses (including attorney's fees and court costs), of any nature whatsoever, known or unknown, fixed or contingent, direct or derivative, subrogated or assigned, suspected or unsuspected, which the Maya Releasors have or may have, or which the Maya Releasors at any time heretofore had or claimed to have, or which the Maya Releasors at any time hereafter may have or claim to have, against any of the CytoDyn Party Releasees by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time to the date of this Agreement.

       1.6 Except for the obligations created by this Agreement, the CytoDyn Parties, for themselves, and for each and all of their shareholders, parents, subsidiaries, assignees and successors, and for all others claiming through or under them, hereby irrevocably and unconditionally remise, release, acquit, absolve and forever discharge Maya, LLC, AIDS Research, LLC and Rex Lewis, and each and all of their past or present predecessors, successors, members, parents, subsidiaries, shareholders, assigns, heirs, executors, administrators, agents, representatives, consultants, directors, officers, attorneys, employees, and insurers (hereinafter collectively "the Maya Releasees") of and from any and all manner of actions, causes of action, in law or in equity, debts, contracts, charges, complaints, claims, suits, damages, obligations, promises, agreements, controversies, losses, costs, judgments, or expenses (including attorney's fees and court costs), of any nature whatsoever, known or UnknO\\-11, fixed or contingent, direct or derivative, subrogated or assigned, suspected or unsuspected, which the CytoDyn Parties have or may have, or which the Cy10Dyn Parties at any time heretofore had or claimed to have, or which the CytoDyn Parties at any time hereafter may have or claim to have, against any of the Maya Party Releasees by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time to the date of this Agreement.

       1.7 Upon payment of the sum of $50,000 referred to in Section 1.4, except for the obligations created by this Agreement, Rex Lewis, for himself, and for each and all of his assignees, successors, and for all others claiming through or under him, hereby irrevocably and unconditionally remises, releases, acquits, absolves and forever discharges the Cy10Dyn Party Releasees of and from any and all manner of actions, causes of action, in law or in equity, debts, contracts, charges, complaints, claims, suits, damages, obligations, promises, agreements, controversies, losses, costs, judgments, or expenses (including attorney's fees and court costs), of any nature whatsoever, known or unknown, fixed or contingent, direct or derivative, subrogated or assigned, suspected or unsuspected, which Mr. Lewis has or may have, or which he at any time heretofore had or claimed to have, or which the he at any time hereafter may have or claim to have, against any of the CytoDyn Party Releasees by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time to the date of this Agreement.

       1.8 The parties hereto, and each of them, hereby expressly waive all rights or benefits which they now have, or in the future may have, under Section 1542 of the California Civil Code, and any law or principle of similar effect of any state or territory of the United States. Section 1542 of the California Civil Code reads as follows:

       "Section 1542. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

       1.9 The parties hereto hereby acknowledge that they are aware that they may hereafter discover facts in addition to or different from those which they now know or believe to exist with respect to the matters covered by this Agreement. The parties hereto also acknowledge that such different or additional facts, if they exist, may have given or may hereafter give rise to causes of action, claims, demands, controversies, damages, costs, and expenses which are presently unknown, unanticipated, and unsuspected. The parties hereto further agree, represent, and warrant that the releases contained herein have been negotiated and agreed upon in light of that realization, and that it is their intention through this Agreement, and with the advice of counsel, fully, finally, and forever to settle and release to the fullest extent permitted by law any and all possible claims, causes of action, disputes, and differences, known or unknown, suspected or unsuspected, arising out of all facts, events, circumstances or occurrences from the beginning of time to the date of this Agreement, except for those obligations created herein. In furtherance of such intention the parties agree that the releases contained in this Agreement will remain in effect and will be fully binding notwithstanding the discovery or existence of any additional or different facts.

       1.10 The parties hereto, and each of them, covenant and agree not to bring any suit, action or arbitration proceeding against any of the other parties hereto with respect to any of the matters referenced herein, including without limitation, all claims and/or causes of action asserted in the Glendale Action and the Massachusetts Action, and in particular including, but not limited to, any derivative claims on behalf of Amerimmune Pharmaceuticals, Inc. or Amerimmune, Inc.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

       2.1 This Agreement is intended by the parties hereto as the final expression of their agreement and as a complete and exclusive statement of the terms and provisions thereof. Nothing other than this Agreement shall be relevant or admissible to supplement or vary any of the terms or provisions set forth herein. No party hereto has made any statement or representation to any other party regarding any fact or facts relied upon by any other party in entering into this Agreement, and each party specifically does not rely upon any statement, representation, or promise of any other party in executing this Agreement, or in making the settlement provided for herein. This Agreement constitutes a single, integrated written contract expressing the entire agreement of the parties hereto relative to the subject matter hereof. No covenants, agreements, representations, or warranties of any kind whatsoever have been made by any party hereto, except as specifically set forth in this Agreement. All prior discussions and negotiations have been and are merged and integrated into, and are superseded by, this

Agreement.

       2.2 This Agreement may be executed in one or more counterparts including facsimile copies, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. A signature transmitted by facsimile shall be as binding and effective as an original. Moreover, photocopies of this Agreement, including photocopies of the signature pages hereof, may be used as originals, in the absence of any bona fide challenge to their authenticity.

       2.3 The parties to this Agreement, and each of them, represent and warrant that none of the claims or rights purported to be released herein has previously been assigned or otherwise transferred to any other person or entity, including by way of subrogation or operation of law. In the event that any claim, demand, or suit is made or instituted against any party hereto because of any such purported assignment, subrogation, or transfer, the party or parties so assigning or transferring, as the case may be, agree(s) to (1) indemnify and hold harmless each of the parties to this Agreement against any such assigned, subrogated or transferred claim, demand or suit; (2) satisfy any such assigned, subrogated, or transferred claim, demand, or suit; and (3) pay all reasonable costs of defense and/or investigation, including attorneys' fees and court costs.

       2.4 This Agreement shall inure to the benefit of and bind the successors, assigns, heirs, executors, and administrators of the parties.

       2.5 For the purposes of interpretation of this Agreement, it is specifically agreed by all parties hereto that it shall be assumed that all parties drafted each provision of this Agreement.

       2.6 Each individual signing and executing this Agreement on behalf of a partnership, corporation, trust, or other entity, warrants that he or she is duly authorized to sign and execute this Agreement on behalf of such partnership, corporation, trust or other entity, in accordance with the authority granted under the formation documents of such entity, that all conditions to the exercise of such authority have been satisfied, and that this Agreement is binding upon such entity in accordance with its terms.

       2.7 Each party to this Agreement agrees to do all things necessary or convenient to carry out or effectuate the terms and intent of this Agreement. Each and every provision hereof requiring a party to do a certain act, however expressed, shall include the obligation of such party not to take directly or indirectly, any action or do any act, or aid, assist or cooperate with any third party in the taking of any action or in the doing of any act, that would tend to defeat in any way the intent of this Agreement.

       2.8 All questions with respect to the construction of this Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of the State of California.

       2.9 Each person signing this Agreement has had a full and fair opportunity to receive independent legal advice from attorneys of his, her or its choice with respect to the advisability of making the settlement provided for herein, and with respect to the advisability of executing this Agreement. Prior to the execution of this Agreement, that person reviewed same at length, made such investigation of the facts pertaining to this settlement as he, she or it deemed necessary, and received, to the extent desired, the advice of counsel in reviewing and explaining the terms and consequences of this Agreement. This Agreement has been carefully read by, the contents hereof are known and understood by, and it is signed freely by each person executing same. 2.10 In any action to enforce this Agreement or to recover damages for its breach, the revailing party shall be entitled to an award of reasonable attorneys' fees.

       Wherefore, the parties have executed this agreement as of the dates set forth below.

DATED: December __ , 2008               ___________________________
                                        Rex H. Lewis


DATED: December __ , 2008               Maya, LLC

                                  By:   ___________________________
                                        Rex H. Lewis, Its Manager


DATED: December __ , 2008               AIDS Research, LLC

                                  By:   ___________________________
                                        Rex H. Lewis, Its Manager


DATED: December __ ,2008                Cytodyn of New Mexico, Inc.

                                  By:   ___________________________
                                        Allen D. Allen


DATED: December __, 2008                CytoDyn , Inc.

                                  By:   ___________________________
                                        Allen D. Allen, President

DATED: December __, 2008

                                  By:   ___________________________
                                        Allen D. Allen


DATED: December __, 2008                ___________________________
                                        Corinne E. Allen

APPROVED AS TO FORM:

LAW OFFICES OF BRUCE M. LORMAN


By: _______________________________
     Bruce M. Lorman, Esq.
     Attorneys for Plaintiff



MUNDELL, ODLUM & HAWS, LLP


By: _______________________________
     Marshall Brubacher, Esq.
     Attorneys for Defendants



                                  EXHIBIT "A"
                                  -----------
ATTORNEY OR PARTY WITHOUT ATTORNEY                                             FOR COURT USE ONLY
(Name, state tax number, and address):
THOMAS C. MUNDELL#99081                                                              VENTURA
MARSHALL L. BRUBACHER, #199100                                                    SUPERIOR COURTS
MUNDELL, ODLUM & HAWS, LLP                                                            FILED
2829 Townsgate Rd., Ste. 320, Westlake Village, CA 91361
    TELEPH0NE NO.: (805) 446-2221 FAX NO.(Optional): (805) 446-2251                OCT 04 2004
    ADDRESS (Optional):
    ATTORNEY FOR(Name): Plaintiffs Cytodyn, Inc. and A11en D. Allen              MICHAEL D. PLANET
                                                                            Executive Officer and Clerk
SUPERIOR COURT OF CALIFORNIA, COUNTY OF Ventura
    STREET ADDRESS: 3855-F Alamo Street                                    BY: _________________, Deputy
    MAILING ADDRESS: P.O. Box 1200
    CITY AND ZIP CODE: Simi Valley 93062-1200
        BRANCH NAME: East County Division

    PLAINTIFF: Cytodyn, Inc., et al.
    DEFENDANT: Amerimmune, Inc., et al.

                         JUDGMENT                                          CASE NUMBER:
[ ]  By Clerk   [X] By Default       [ ]  After Court Trial
[X]  By Court   [ ] On Stipulation   [ ]  Defendant Did Not                         SC039250
                                           Appear at Trial

                                    JUDGMENT

1. [X] BY DEFAULT
       a. Defendant was properly served with a copy of the summons and complaint.
       b. Defendant failed to answer the complaint or appear and defend the action within the time allowed by law.
       c. Defendant's default was entered by the clerk upon plaintiff's application.
       d. [ ] Clerk's Judgment (Code Civ. Proc., ss 585(a)). Defendant was sued only on a contract or judgment of a court of this state for the recovery of money.
       e. [X] Court Judgment (Code Civ. Proc.,ss.585(b)). The court considered
              (1) [ ] plaintiff's testimony and other evidence.
              (2) [X] plaintiff's written declaration (Code Civ.
                      Proc.,ss.585(d)).

2. [ ] ON STIPULATION
       a. Plaintiff and defendant agreed (stipulated) that a judgment be entered in this case. The court approved the stipulated judgment and
       b. [ ] the signed written stipulation was filed in the case.
       c. [ ] the stipulation was stated In open court [ ] the stipulation was stated on the record.

3. [ ] AFTER COURT TRIAL The jury was waived. The court considered the evidence.
       a. The case was tried on (date and 6me): before (name of judicial officer):
       b. Appearances by:

          [ ] Plaintiff (name each):       [ ] Plaintiff's attorney (name each):
              (1)                              (1)
              (2)                              (2)
          [ ] Continued on Attachment 3b.
          [ ] Defendant (name each): (1)   [ ] Defendant's attorney (name each):
              (1)                              (1)
              (2)                              (2)
          [ ] Continued on Attachment 3b.

       c. [ ] Defendant did not appear at trial. Defendant was properly served with notice of trial.

       d. [ ] A statement of decision (Code Civ. Proc..ss.632)
              [ ] was not [ ] was requested.


                                                                     Page 1 of 2
________________________________________________________________________________

                                    JUDGMENT


________________________________________________________________________________
PLAINTIFF: Cytodyn, Inc., et al.                            CASE NUMBER:

DEFENDANT: Amerimmune, Inc., et al.                               SC 039250
________________________________________________________________________________

     JUDGMENT IS ENTERD AS FOLLOWS BY: [X] THE COURT     [ ] THE CLERK

   [ ] Stipulated Judgment. Judgment is entered according to the stipulation of the parties.

5. Parties. Judgment is
   a. [X] for plaintiff (name each):(1) Cytodyn, Inc.; and  c. [ ] for cross-complainant (name each):
                                    (2) Allen D. Allen
          and against defendant (names):                           and against cross-defendant (name each):
          (1) Amerimmune Inc.; and
          (2) Amerimmune Pharmaceuticals. Inc.
          [ ]  Continued on Attachment 5a.                     [ ] Continued on Attachment 5c.

   b. [ ] for defendant (name each):                        d. [ ] for cross-defendant (name each):

6. Amount.
a. [ ] Defendant named in item 5a above must                c. [ ] Cross-defendant named in item 5c above must
       pay plaintiff on the complaint:                             pay cross-complainant on the cross-complaint

------------------------------------------                  ------------------------------------------
  (1) [ ]  Damages            |$                              (1) [ ]  Damages            |$
  (2) [ ]  Prejudgment        |$                              (2) [ ]  Prejudgment        |$
           interest at the    |                                        interest at the    |
           annual rate of   % |                                        annual rate of   % |
  (3) [X]  Attorney fees      |$22.372.54                     (3) [X]  Attorney fees      |$
  (4) [X]  Costs              |$   569.50                     (4) [X]  Costs              |$
  (5) [ ]  Other (specify):   |$                              (5) [ ]  Other (specify):   |$
           -------------------------------                             -------------------------------
              TOTAL           |$22.942.04                                 TOTAL           |$
------------------------------------------                  ------------------------------------------

b. [ ] Plaintiff to receive nothing from defendant          d. [ ] Cross-complainant to receive nothing from
       named in item 5b.                                           cross-defendant named in item 5d.
      [ ] Defendant named in item 5b to recover                    [ ] Cross-defendant named in item 5d to recover
          costs $                                                      costs $
          [ ] and attorney fees $                                      [ ] and attorney fees $

7. [X] Other (specify): SEE ATTACHED

Date:  October 4, 2004              [ ] ________________________
                                           JUDICIAL OFFICER

Date:                               [ ] Clerk, by __________________, Deputy
________________________________________________________________________________
                         CLERK'S CERTIFICATE (Optional)

               I certify that this is a true copy of the original
                         judgment on tile in the court.

               Date:
                                        Clerk, by __________________, Deputy


                                                                     Page 2 of 2
________________________________________________________________________________
                                    JUDGMENT

________________________________________________________________________________

SHORT TITLE: Cytodyn Inc., et al. v. Amerimmune Inc., et al.        CASE NUMBER:

                                                                       SC 039250
________________________________________________________________________________

                                  ATTACHMENT 7
                                  ------------

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that (1) the license and assignment of plaintiffs, technology to defendants Amerimmune, Inc. and Amerimmune Pharmaceuticals, Inc. (collectively "Defendants"), pursuant to the Conditional License Agreement dated February 24, 2000 ("CLA"), terminated no later than September 12, 2001; and (2) by reason thereof, plaintiffs are, and have been since at least that date, the owners of the technology licensed and assigned, pursuant to the CLA, including, but not limited to, Allen D. Allen's patents (i.e., U.S. Patents Nos. 5,424,066 and 5,651,970) and the investigational new drug application BB-IND #6485, free from any claims by Defendants.








(Required for verified pleading) The items on this page stated on information and belief are (specify item numbers, not line numbers):

This page may be used with any Judicial Council form or any other paper filed
with the court.                                                           Page 3
________________________________________________________________________________
                                ADDITIONAL PAGE
              Attach to Judicial Council Form or other Court Paper

                                   Exhibit B
                                   ---------

-------------------------------------------------------------------------------
 Liquid   | Location     | MCB | MWCB |   Cell  |  Batch #  | Project | Total |
 Nitrogen |              |     |      |   Line  |           |    #    | # of  |
 ID#      |              |     |      |         |           |         | Vials |
-------------------------------------------------------------------------------
 LN003    | Rack 1 Box 1 |     |      |   S6Fl  | 006703184 |  67-02  |  35   |
 Vapor    |              |  X  |      |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
 OMP      |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN002    | Rack 11 Box  |     |      |   S6Fl  | 006703184 |  67-02  |  50   |
 Vapor    | 1            |  X  |      |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
 OMP      |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 5 Box 1 |     |      |   S6Fl  | 016705321 |  67-06  |  21   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 4 Box 5 |     |      |   S6Fl  | 016705321 |  67-06  |  24   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 3 Box 5 |     |      |   S6Fl  | 016705321 |  67-06  |  25   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 3 Box 4 |     |      |   S6Fl  | 016705321 |  67-06  |  25   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 2 Box 5 |     |      |   S6Fl  | 016705321 |  67-06  |  25   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 2 Box 2 |     |      |   S6Fl  | 016705321 |  67-06  |  24   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN005    | Rack 5 Box 4 |     |      | S6F1 in | Customer  |  67     |  1    |
 Liquid   |              |     |      |   HSFM  | Vial      |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN006    | Rack 5 Box 3 |     |      |   S6Fl  | 016705321 |  67-06  |  18   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN006    | Rack 5 Box 2 |     |      |   S6Fl  | 016705321 |  67-06  |  25   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
 LN006    | Rack 5 Box 1 |     |      |   S6Fl  | 016705321 |  67-06  |  25   |
 Liquid   |              |     |  X   |         |           |         |       |
 Phase    |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  LN001   | Rack D Box 4 |     |      |   S6F1  | 082200    |  67-01  |  20   |
  Vapor   |              |     |      |         |           |         |       |
  Phase   |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
  LNOO 1  | Rack D Box 4 |     |      |   S6F1  | COOl7     |         |  21   |
  Vapor   |              |     |      |         |           |         |       |
  Phase   |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------
  LN001   | Rack D Box 4 |     |      |  DB9G8  | COO16     |         |  5    |
  Vapor   |              |     |      |         |           |         |       |
  Phase   |              |     |      |         |           |         |       |
-------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     | Freezer ID# |     Sample Type  | Cell Line |  Batch #  | Project # |
     ----------------------------------------------------------------------
     |  FR007 -20  |     ILS, ICS and |   S6F1    | 006702208 |   67-03   |
     |  degrees    |     Harvest      |           |           |           |
     |             |     Retentions   |           |           |           |
     ----------------------------------------------------------------------

                                   Exhibit C
                                   ---------

December 15,2008

Attention: Debra Birnkrant, M.D.
Director
Division of Antiviral Products
Office of Antimicrobial Products
Center for Drug Evaluation and Research
Food and Drug Administration
Therapeutic Biological Products Document Room
5901- B Ammendale Road
Beltsville, MD 20705-1266

Re: BB-IND 6845 Serial # 0025
    Submission of CytoDyn, Inc., to Relinquish Claims of IND Sponsorship

Dear Dr. Birnkrant:

Reference is made to Investigational New Drug Application, BB-IND 6845, for the product "Murine Monoclonal Antibody (Cytolin(R)) to Human Leucocyte Function Antigen-l (LFA-l)". The ownership of BB-IND 6845 has been in dispute as described below.

Maya, LLC, a Nevada limited liability company ("MAYA") obtained a judgment (from the District Court of Clark County, Nevada) judicially approving its foreclosure upon BB-IND 6845 from Amerimmune, its sponsor. Consequently, MA Y A requested that sponsorship of BB- IND 6845 be transferred from Amerimmune to MA Y A on October 18, 2004.

The undersigned, on behalf of CytoDyn, Inc., opposed the transfer of BB-IND 6845 sponsorship to MA Y A and requested transfer of BB- IND 6845 sponsorship to CytoDyn, Inc., on the basis of a judgment (from the Superior Court of California, County of Ventura) judicially ruling that CytoDyn, Inc., was the owner of BB- IND 6845 pursuant to termination of CytoDyn' s Conditional License Agreement with Amerimmune, no later than September 2001.

CytoDyn wishes to inform the agency that we hereby relinquish our claim of ownership of BBIND 6845 and any data contained therein. We agree that MAYA, LLC should be the undisputed sponsor of this IND.

This relinquishment of CytoDyn's claim of ownership of BB-IND 6845 is without prejudice to CytoDyn's submission, sponsorship and ownership of a subsequently submitted different Investigational New Drug application for Cytolin (the "New IND.")

The authorized representative and contact for MAYA, LLC is:

Christine H. Schwab
Vice President
MAYA, LLC

72 W. Horizon Ridge Parkway
Suite 120 PMB 194
Henderson, NV 89012

We would appreciate having the appropriate Office in the agency respond to us and also to MA Y A, LLC, to confirm that the agency officially recognizes MAYA LLC as the sponsor of BB-IND 6845. We will be happy to answer any questions you may have or provide any additional documentation that you require.

Thank you for your attention to this matter.


Sincerely,


Allen D. Allen
President and CEO
CytoDyn, Inc.


Cc: Gerald F. Masoudi, Chief Counsel, FDA

    Christine Schwab, Vice President, MAYA, LLC

                                   EXHIBIT "D"
                                   -----------
THOMAS C. MUNDELL, #99081
 MARSHALL L. BRUBACHER, #199100
MUNDELL, ODLUM & HAWS, LLP
2829 Townsgate Road, Suite 320
Westlake Village, CA 91361
Telephone: (805) 446-2221
Facsimile (805) 446-2251

Attorneys for Defendants Cytodyn of New
Mexico, Inc. Allen D. Allen, Corinne
E. Allen, Cytodyn, Inc.

BRUCE M. LORMAN, #82364
LAW OFFICES OF BRUCE M. LORMAN
1717 Fourth Street
Third Floor
Santa Monica, California 90401
Attorneys for Plaintiff Maya, LLC


                   SUPERIOR COURT FOR THE STATE OF CALIFORNIA
                      IN AND FOR THE COUNTY OF LOS ANGELES

MAYA, LLC, a Nevada Limited Liability      )  CASE NO: EC 041590
Company                                    )
                                           )  [PROPOSED] JOINT STIPULATION
               Plaintiff,                  )  FOR DISMISSAL; ORDER THEREON
vs.                                        )
                                           )  [Assigned for all purposes to
                                           )  Hon. Charles W. Stoll, Dept. NCGD]
                                           )
CYTODYN OF NEW MEXICO, INC., a             )  Action filed: September 30, 2005
corporation; CYTODYN, INC., a corporation; )
ALLEN D. ALLEN; CORINNE E. ALLEN;          )
and DOES 1 through 50, inclusive,          )
                                           )
              Defendants.                  )
                                           )
                                           )
                                           )
___________________________________________)


       The parties hereto hereby stipulate and agree as follows, subject to the approval of the court:

       1. The first amended complaint filed herein by plaintiff Maya, LLC shall be dismissed in its entirety with prejudice pursuant to the terms of a written settlement agreement



                                       1
________________________________________________________________________________
                           Stipulation for Dismissal
entered into by the parties;

       2. The court shall retain jurisdiction to enforce said written settlement agreement pursuant to California Code of Civil Proceduress.664.6;

       3. Without limiting the power of the court to enforce any and all terms of the settlement agreement by appropriate application or motion, the parties specifically stipulate and agree that in the event of a default by defendant CytoDyn, Inc. in performing its obligations under Paragraph 1.3 of the settlement agreement, cross-complainants may apply to or move the court for appropriate relief as outlined in Paragraph 1.4 of the written settlement agreement, including, to the extent provided for therein, an order vacating the dismissal of this action and entering judgment in favor of plaintiff and against defendants on the terms set forth in said Paragraph 1.4.

DATED: December ____,2008                       ___________________________
                                                Rex H. Lewis


DATED: December ____,2008                       Maya, LLC

                                           By:  ___________________________
                                                Rex H. Lewis, Its Manager


DATED: December ____,2008                       Cytodyn of New Mexico, Inc.

                                           By:  ___________________________
                                                Allen D. Allen


DATED: December ____,2008                       CytoDyn , Inc.

                                           By:  ___________________________
                                                Allen D. Allen, President

DATED: December ____,2008

                                           By:  ___________________________
                                                Allen D. Allen


DATED: December ____,2008                       ___________________________
                                                Corinne E. Allen



                                       2
________________________________________________________________________________
                           Stipulation for Dismissal

                                     ORDER
                                     -----

IT IS SO ORDERED.

Dated: ___________________________              ___________________________
                                                Superior Court Judge








                                       3
________________________________________________________________________________
                           Stipulation for Dismissal

                             CERTIFICATE OF SERVICE
                             ----------------------

       I,_________________, declare as follows:

       I am employed in the County of Ventura in the State of California. I am over the age of eighteen years. I am not a party to this action. My business address is 2829 Townsgate Road, Suite 320, Westlake Village, California 91361.

       On __________________,200_, I served the within PROPOSED] JOINT STIPULATION FOR DISMISSAL; ORDER THEREON on the interested parties in this action by placing a true and correct copy thereof in an envelope addressed to said interested parties' attorneys of record as follows:

Bruce M. Lorman
LAW OFFICES OF BRUCE M. LORMAN
1717 Fourth Street
Third Floor
Santa Monica, California 90401

and by then depositing said envelope, first class postage prepaid, in a box or other facility regularly maintained by the United States Postal Service at Westlake Village, California, for delivery on a next business day priority basis to the addressee(s) listed above.

       I declare under penalty of perjury that the foregoing is true and correct and this declaration is executed on _________ at Westlake Village, California.



                                                        ________________________

                                   EXHIBIT E
                                   ---------

                         COMMONWEALTH OF MASSACHUSETTS

WORCESTER, SS.                                  SUPERIOR COURT
                                                CIVIL ACTION NO. 05-0452-C
________________________________________
CYTODYN, INC. and                       )
ALLEN D. ALLEN,                         )
                                        )
                                        )
      Plaintiffs,                       )
and                                     )
                                        )
MAYA, LLC                               )
                                        )
      Plaintiff In Intervention,        )
v.                                      )
                                        )
AMERIMMUNE, INC. and                    )
AMERIMMUNE PHARMACEUTICALS, INC.        )
                                        )
      Defendants,                       )
                                        )
v.                                      )
                                        )
BIOVEST INTERNATIONAL, INC.             )
                                        )
     Trustee Defendant.                 )
________________________________________)

                             AGREEMENT FOR JUDGMENT
                             ----------------------

       The undersigned parties, through their counsel hereby agree as follows:

       1. The Complaint of Plaintiffs Cytodyn, Inc. and Allen D. Allen is dismissed with prejudice.

       2. Judgment shall enter forthwith on Maya, LLC's Complaint for Intervention declaring that it is the lawful owner of the materials, goods and effects of Defendants Amerimmune, Inc. and Amerimmune Pharmaceuticals, Inc. set forth in the Trustee Defendant Biovest International, Inc.'s Answer and Disclosure, including without limitation any and all related technical and scientific documentation and electronic files and batch files stored with the Trustee Defendant Biovest International, Inc. or elsewhere.

       3. Plaintiffs withdraw their Motion to Charge the Trustee, which was allowed on May 27, 2005, and hereby discharge the Trustee defendant Biovest.

       4. Plaintiffs and Plaintiff in Intervention hereby waive their rights to appeal. Each party is responsible for their own costs and attorneys' fees.


Respectfully submitted,                         Respectfully submitted,
CYTODYN, INC. and ALLEN D. ALLEN                MAYA, LLC.
By their attorneys,                             By its attorneys


____________________________                    ____________________________
David P. Russman, Esq. BBO #567796              Marie Mercier, Esq. BBO #343150
The Russman Law Firm, P.C.                      Nicholas M. Kelley, BBO#265640
33 Bellevue Street, Suite 1                     Kotin Crabtree & Strong, LLP
Boston, MA 02125                                One Bowdoin Square
617.282.5300                                    Boston, MA 02114
                                                617.227.7031